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                                                                    EXHIBIT 10.2

                         INFONET SERVICES CORPORATION
                       1998 EMPLOYEE STOCK PURCHASE PLAN


                      LOAN, SECURITY AND PLEDGE AGREEMENT
                      -----------------------------------

     This LOAN, SECURITY AND PLEDGE AGREEMENT (this "Agreement") is entered into
                                                     ---------
as of January 1, 1999 (the "Effective Date") by and between
                            --------------
_____________________, an individual (the "Borrower"), and Infonet Services
                                           --------
Corporation, a Delaware corporation (the "Company"; the Borrower and the
                                          -------
Company, collectively, the "Parties").
                            -------

                                R E C I T A L S
                                ---------------

     WHEREAS, the Borrower is an employee of the Company and has been selected to participate in the Company's 1998 Employee Stock Purchase Plan (the "Plan").
                                                                        ----

     WHEREAS, the Company is willing to loan the Borrower up to the aggregate sum set forth in Item 2 of Schedule 1 of this Agreement for the purpose of buying the Company's Class C, $.01 par value, shares (the "Shares") under the
                                                           ------
Plan, subject to the terms and conditions of this Agreement and the Plan.

     WHEREAS, the Borrower wishes to borrow the aggregate sum set forth in Item 2 of Schedule 1 of this Agreement from the Company for the purpose of purchasing the number of Shares set forth in Item 3 of Schedule 1 of this Agreement pursuant to the Plan, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

                                   T E R M S
                                   ---------

1.   Loan.  The Company hereby agrees to loan the Borrower the aggregate
     ----
principal sum set forth in Item 2 of Schedule 1 of this Agreement for the purpose of purchasing the number of Shares set forth in Item 3 of Schedule 1 of his Agreement pursuant to the terms and conditions of the Plan ("Loan"). The
                                                                 ----
Loan shall bear interest from the Effective Date, until fully paid, at the rate of five percent (5%) per annum computed on the basis of a 365-day year. The Borrower agrees to repay the Loan, together with all accrued interest thereon, on January 1, 2002 (the "Maturity Date"); provided, however, that, if the shares
                         -------------    -----------------
of Stock, or a class of securities into which such shares are convertible, are sold in an underwritten public offering after January 1, 2000 but before the Maturity Date, the Maturity Date shall be extended by the period of time, if any, between January 1, 2000 and the date of such offering.
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2.   Prepayment.
     -----------

     2.1 Permitted. The Borrower shall have the privilege of prepaying the Loan in whole or in part, without penalty or premium at any time. All Loan payments hereunder shall be applied first to interest, then to principal.

     2.2  Mandatory.  In the event that (a) the Company exercises its call right
          ---------
          under Section 7.2 of the Plan or (b) the Borrower exercises his or her put right under Section 7.3 of the Plan, the proceeds to the Borrower thereof shall be used to prepay the Loan. Such prepayments shall be settled at the Call Closing or the Put Closing (as such terms are defined in the Plan), as the case may be. All Loan payments hereunder shall be applied first to interest, then to principal.

3.   Security.  In order to secure the repayment of the Loan, the Borrower
     --------
hereby grants to the Company a security interest in the property described below on the terms and conditions set forth in this Agreement. The property subject to the security interest (the "Collateral") is as follows:
                            ----------

     3.1 all of Borrower's accounts (including all rights under contracts to sell or lease goods or render services, whether or not earned by performance, that are not evidenced by an instrument or chattel paper, and including contract rights), draft acceptances, notes, securities (including the Shares) and other instruments, chattel paper, documents, general intangibles and all other forms of receivables, and all guaranties and securities therefor;

     3.2  all of the Borrower's tangible personal property;

     3.3 all property of the types described in Section 3.1 and Section 3.2 that at any time after the Effective Date is acquired by the Borrower; and

     3.4 all proceeds of the sale or other disposition of any of the property described in Section 3.1, Section 3.2 or Section 3.3.

4.   Pledge of Shares.  The Borrower hereby (a) pledges and deposits as security
     ----------------
with the Company the Shares and delivers to the Company certificates therefore,
(b) assigns, transfers, hypothecates, mortgages, charges and sets over to the Company all of the Borrower's right, title and interest in and to such Shares (and in and to the certificates or instruments evidencing such Shares), to be held by the Company upon the terms and conditions set forth in this Agreement, and (c) hereby irrevocably constitutes and appoints the Secretary of the Company as attorney to transfer such Shares on the Company's books, with full power of substitution.

     4.1  Dividends.  Until payment in full at maturity of the Loan, all
          ---------
          dividends and other amounts received by the Company as a result of the Company's record ownership of the Shares (if any) shall be applied to the repayment of the Loan.

     4.2  Voting Rights.  Until payment in full at maturity of the Loan, and as
          -------------
          long as the Borrower is not in default in the performance of any of the terms of this Agreement, the Borrower shall have the right (if any) to vote the Shares on all corporate questions; provided, however,
                                                              -----------------
          that no vote shall be cast on any action

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          taken which would violate or be inconsistent with the terms of this
          Agreement or which would have the effect of materially impairing the position or interests of the Company. The Company shall execute due and timely proxies in favor of the Borrower to this end.

     4.3  Adjustments.  In the event that, prior to payment in full at maturity
          -----------
          of the Loan, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Company, all new, substituted, and additional Shares or other securities issued by reason of any change shall be held by the Company in addition to, or in substitution for, as the case may be, and in the same manner as the Shares originally pledged under this Agreement.

     4.4  Warrants and Rights.  In the event that, prior to payment in full at
          -------------------
          maturity of the Loan, subscription warrants or any other rights or pledges shall be issued in connection with the Shares, such warrants, rights, and pledges shall be immediately assigned by the Company to the Borrower, and if exercised by the Borrower, all new Shares or other securities so acquired by the Borrower shall be immediately assigned to the Company to be held in the same manner as the Shares originally pledged under this Agreement.

     4.5  Repayment of the Loan.  On payment in full at maturity of the Loan,
          ---------------------
          the Company shall transfer to the Borrower all of the Shares and all rights received by the Company as a result of the Company's record ownership of the Shares.

     4.6  Default.  In the event that the Borrower defaults in the performance
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          of any of the terms of this Agreement, the Company shall (a) be entitled to vote all or any part of the Shares and otherwise act with respect to the Shares as if it were the outright owner thereof (Borrower hereby irrevocably constituting and appointing Company the proxy and attorney-in-fact of the Borrower) and (b) have the rights and remedies provided in the California Commercial Code. In this connection, the Company may, on five days' written notice to the Borrower, and without liability for any diminution in price that may have occurred, sell the Shares in a commercially reasonable manner and for such a commercially reasonable price as the Company may determine. At any bona fide public sale, the Borrower shall be free to purchase all of any part of the Shares. Out of the proceeds of any sale the Company may retain an amount equal to outstanding balance of the Loan, plus the amount of the expenses of the sale, and shall pay any balance of such sale to the Borrower. If the proceeds of the sale are insufficient to cover the outstanding balance of the Loan plus expenses of the sale, the Borrower shall remain liable to the Company for any deficiency, in accordance with the provisions set forth in Commercial Code Section 9504.

5.   Financing Statements.  The Borrower shall execute any financing statements
     --------------------
regarding the Collateral which the Company may request at any time prior to the repayment of the Loan.

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6.   Representations and Warranties of the Borrower.  The Borrower represents
     ----------------------------------------------
and warrants to the Company that the statements contained in this Section 6 are correct and complete as of the Effective Date.

     6.1  Authorization of Transaction.  The Borrower has full power and
          ----------------------------
authority to execute and deliver this Agreement and to perform the Borrower's obligations hereunder. This Agreement has been duly executed and delivered by the Borrower and constitutes the valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     6.2  Noncontravention.  Neither the execution, deliver or performance of
          ----------------
this Agreement by the Borrower, nor the consummation of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, arbitration award, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Borrower is subject or (b) require a consent, approval or waiver from, or notice to, any party to a contract in which Borrower is a party.

     6.3  Value of the Collateral.  The Collateral, other than the Shares, has a
          -----------------------
fair market value at least equal to the amount of the Loan.

     6.4  Schedule 1.  The information set forth on Schedule 1 is true and
          ----------
correct.

7.   Amendments; Borrower and Lien Not Released.  From time to time, the Company
     ------------------------------------------
may, at the Company's option, without giving notice to or obtaining the consent of the Borrower, the Borrower's successors or assigns or of any other lienholder or guarantors, without liability on the Company's part, and notwithstanding the Borrower's breach of any covenant or agreement of the Borrower in this Agreement, extend the time for repayment of the Loan or any part thereof, discharge the Loan in full or in part, modify the terms and the time of payment of the Loan, release from the lien of this Agreement any part of the Collateral, take or release other or additional security, join in any extension or subordination agreement. Any actions taken by the Company pursuant to the terms of this Section shall not affect the obligation of the Borrower or the Borrower's successors or assigns to pay the sums secured by this Agreement and to observe the covenants of the Borrower contained herein, and shall not affect the lien or the priority of the lien created hereby on the Collateral.

8.   Forbearance by Company Not a Waiver.  Any forbearance by the Company in
     -----------------------------------
exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by the Company of payment of any sum secured by this Agreement after the due date of such payment shall not be a waiver of the Company's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.

9.   Miscellaneous.
     -------------

     9.1  No Third-Party Beneficiaries.  This Agreement shall not confer any
          ----------------------------
rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

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     9.2  Entire Agreement.  This Agreement (including the documents referred to
          ----------------
          herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or amount the Parties, written or oral, to the extent they have related in any way to the subject matter hereof.

     9.3  Succession and Assignment.  This Agreement shall be binding upon and
          -------------------------
          inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval or the other Party.

     9.4  Counterparts.  This Agreement may be executed in one or more
          ------------
          counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     9.5  Headings.  The section headings contained in this Agreement are
          --------
          inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.6  Notices.  All notices, requests, demands, claims, and other
          -------
          communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) if sent by facsimile, upon receipt by the sending party of a transmission receipt confirmation and (b) if sent by registered or certified mail, return receipt requested, postage prepaid, two business days after it is sent, in each case addressed to the intended recipient as set forth below:

          If to the Borrower, as set forth in Item 4 of Schedule 1.

          If to the Company, as follows:

          Infonet Services Corporation
          2100 East Grand Avenue
          El Segundo, California 90245
          Attn:  General Counsel

          Facsimile: (310) 322-6229

          Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

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     9.7  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
          ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. THE PARTIES EACH HEREBY AGREE THAT ANY ACTION, SUIT, ARBITRATION OR OTHER PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP CREATED HEREBY SHALL BE CONDUCTED ONLY IN LOS ANGELES COUNTY, CALIFORNIA. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS AND SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF AND VENUE IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND IN THE SUPERIOR COURT AND MUNICIPAL COURT FOR LOS ANGELES COUNTY IN ANY LEGAL ACTION, EQUITABLE SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP BETWEEN THE PARTIES CREATED HEREBY (AND EACH OF THE PARTIES AGREES NOT TO COMMENCE ANY ACTION, SUIT OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS AND NOT TO PLEAD OR CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT OR OTHERWISE IMPROPER OR INAPPROPRIATE FORUM).

     9.8  Amendments and Waivers.  Except as provided in Section 7, no amendment
          ----------------------
          of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     9.9  Severability.  Any term or provision of this Agreement that is invalid
          ------------
          or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     9.10 Expenses.  Each of Party will be bear its own costs and expenses
          --------
          (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     9.11 Incorporation of Schedule.  Schedule 1 to this Agreement is
          -------------------------
          incorporated herein by reference and made a part hereof.

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     9.12 References to Sections.  Unless otherwise clear from the context,
          ----------------------
          references to "Sections" are to the sections of this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

                                       Infonet Services Corporation



                                       By:____________________________
                                          Name:
                                          Title:

                                       The Borrower



                                       ____________________________
                                       Name


Consent of Borrower's spouse (necessary if box (a) of Item 5 of Schedule 1 is checked)



________________________________
Name:

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Item 1.   Name of Borrower: ______________________

Item 2.   Amount of Loan: ______________________

Item 3.   Number of Shares purchased under the Plan: ______________________

Item 4.   Borrower's notice information:


          ______________________
          ______________________
          ______________________
          ______________________

          Facsimile: ______________________

Item 5.   I am (a) [_] married

               (b) [_] not married

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